                                LEASE AGREEMENT
                                ---------------

     THIS LEASE is made and entered into as of the 9th day of March, 1994 and by
                                                   ---        -----
and between Ottoville Development Company ("Landlord") having an address of P.O. Box 670, Pago Pago, American Samoa 96799 and COST-U-LESS, a Washington Corporation ("Tenant") having an address of 12410 SE 32 No. Street, Bellevue, Washington 98005.

     In consideration of the rents and mutual covenants set forth herein, Landlord and Tenant agree as follows:

                                   AGREEMENT

     1.   PREMISES

     Landlord does hereby lease and demise to Tenant and Tenant does hereby lease from Landlord for the term and under the terms and conditions set forth herein that certain real property located at Ottoville, American Samoa, more particularly described on "EXHIBIT A", attached hereto and incorporated herein, together with any and all improvements thereon, including, but not limited to, a building of approximately 30,000 square feet to be constructed in accordance with Section 3 of this Lease ("Premises").

     2.   TERM

     The term of this Lease shall be approximately ten (10) years plus two (5) year options and shall commence on the first to occur of the following dates, referred to herein as the "Commencement Date".

     (a) Thirty (30) days after the date on which Tenant receives a permanent Certificate of Occupancy for the Premises.

     (b) The term of this Lease shall end on March 8th, 2004,  subject to the
                                              ---------------
options to extend as set forth in Section 5 of this Lease.  The parties further
                                                                        -------
agree that when the Commencement Date becomes certain, they shall complete and execute a supplement to this Lease to reflect the actual Commencement Date and
                                                                           ---
if necessary, amend the date the Lease herein shall end.
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     3. CONSTRUCTION OF PREMISES

         3.1  LANDLORD'S CONSTRUCTION

     Landlord shall, subject to the conditions set forth below, proceed with all due diligence to prepare the Premises at Landlord's sole cost and expense, substantially in accordance with the plans, outlines and specifications prepared by Landlord and approved by Tenant, copies of which are attached

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

as EXHIBIT B to this Lease. All labor and materials required to prepare the Premises for Tenant's use other than those described on EXHIBIT B shall be furnished by Landlord at Landlord's sole cost and expense. All such preparation shall be accomplished in compliance with all applicable laws, ordinances, regulations and restrictions. Landlord shall be responsible to obtain any construction loan financing sufficient to make timely payments of all costs of construction of the Landlord's work in accordance with all of the cost estimates for such work, plus related costs such as professional fees, bond and insurance premiums, interest on and charges for borrowed money, service and escrow fees, real estate taxes and assessments and similar costs. Landlord shall be responsible to obtain all final administrative approvals necessary to, and as conditions precedent for the issuance of building permits by the appropriate jurisdiction or authority.

         3.2  COMMENCEMENT OF WORK

     If Landlord's work has not been commenced by that day which is one hundred eighty (180) days from the date of this Lease, Tenant may cancel this Lease upon not less than ninety (90) days written notice to Landlord; provided, however, that if Landlord shall commence such construction during the notice period, Tenant's cancellation shall have no further force or effect and this Lease shall remain in force between the parties. If Landlord shall not commence work or, if at any time prior to the above date Landlord shall notify Tenant in writing that Landlord has been unable to obtain the final approvals described in Section 3.1 above, from and after the date of such notice to Tenant, Tenant shall have the right to terminate this Lease, and upon such termination, the parties shall have no further rights or liabilities hereunder.

         3.3  COMPLETION OF WORK

     Landlord shall not be held liable or responsible for delays in construction or Landlord's work arising out of or occasioned by strikes, accidents, acts of God, extreme weather conditions, unforeseen restrictions imposed by any government or any governmental agency or other delays beyond Landlord's control. Subject to the foregoing, Landlord agrees to deliver the Premises to Tenant for commencement of Tenant's business not later than December, 1994 ("Completion Date"), unless extended by written agreement by Landlord and Tenant.

         3.4  WARRANTY

                3.4.1  WARRANTY OF LANDLORD'S WORK

     Landlord warrants that Landlord's work on the Premises under this Section 3, (i) shall be performed in a workmanlike and skillful manner, (ii) shall in all respects be of a first

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class quality, free from all faults and defects in workmanship, material, design and title, and (iii) shall be in strict compliance with the requirements of the plans, outlines and specifications provided to Landlord by Tenant. Landlord further warrants that all materials, equipment and other items incorporated (or to be incorporated) in Landlord's work on the Premises or consumed (or to be consumed) in the performance of Landlord's work on the Premises shall be new and of the most suitable grade for the purpose intended. Subject to any extension pursuant to Section 3.4.2 below, this warranty shall continue until that date which is twenty-four (24) months after the Completion Date ("Warranty Period").

                3.4.2  CORRECTION OF DEFECTS

     If, at any time during the Warranty Period, Landlord receives from Tenant notice of any failure to comply with the warranty set forth in this Section 3.4, Landlord shall promptly and, at such times as Tenant directs, satisfactorily correct such noncompliance and remedy any damage to other items of Landlord's work or Tenant's property resulting from such noncompliance. The Warranty Period shall then be extended as to any corrected work performed by the Landlord until the expiration of twelve (12) months after acceptance by Tenant of the corrected work. All costs incidental to such correction and remedy shall be borne by Landlord.

                3.4.3  TENANT'S RIGHT TO CORRECT

     If Landlord fails to satisfactorily correct or remedy any noncompliance or damage in accordance with Section 3.4.2, then Tenant shall have the right, but not the obligation, to perform, on behalf and at the expense of Landlord, any correction or remedy which Landlord has failed to perform and of which Tenant has given Landlord notice. Tenant shall be permitted to offset the cost of any such correction or remedy against any rent or other sums payable to Landlord under this Lease.

     4.   RENT

     Commencing on the Commencement Date, Tenant shall pay rent to Landlord in the amount of 1.00 per sq. ft. Three Hundred Sixty Thousand ($360,000.00) per year payable in equal monthly installments of Thirty Thousand Dollars ($30,000.00) on or before the first day of each calendar (see attached schedule) month commencing attached schedule). All rental payments to be made hereunder shall be made to Landlord at its offices in Pava'ia'l, or at such other place as Landlord may direct in writing. If the term of this Lease

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

does not commence on the first day of the month, then the rental payment for such month shall be prorated.

     In addition, a Stand By Letter of Credit is to be established with Amerika Samoa Bank by Tenant in the name of Landlord for $360,000. Said letter of credit shall be in place for a term not less than seven (7) years. After the seven (7) year period annual reductions of $100,000 per year is allowed by Landlord. By year ten (10) the Stand By Letter of Credit shall be discontinued and it is further agreed, that the Tenant will bear the cost to have this credit facility in place for the first four (4) years; thereafter, the Tenant shall invoice the Landlord for the following four (4) years for the cost of maintaining this credit facility in a sum not to exceed $1,600.00 a year or $6,400.00, for four
(4) years.

     5.   OPTION TO EXTEND

     Tenant shall have the right to extend the term of this Lease for one (1) successive term of five (5) years ("Option to Extend"), such extension to be upon the covenants, terms and conditions as set forth in this Lease, except that rent for such extension shall be established as described below. Tenant shall exercise the Option to Extend by written notice to Landlord of Tenant's election to exercise such Option to Extend given not less than ninety (90) days prior to the end of the current term.

     6.  TENANT'S RIGHT OF FIRST REFUSAL

     If at any time during the term or any extended term of this Lease Landlord shall receive a bona fide offer for the purchase of the Premises which Landlord desires to accept, Landlord shall give written notice thereof (the "Offering Notice") to Tenant. The Offering Notice shall contain:

          (i)   The name and address of the proposed purchaser;

          (ii)  A copy of the terms and conditions of the offer; and

          (iii) An offer to sell the Premises to Tenant in preference to the proposed purchaser and upon the same terms and conditions contained in the offering Notice.

Tenant shall be entitled to purchase the Premises offered by giving written notice thereof to Landlord within thirty (30) days after receipt of the Offering Notice. If Tenant fails to agree to purchase the Premises within the time aforesaid, Landlord shall have the right to complete the sale of the Premises to the proposed purchaser who shall then hold the Premises subject to the provisions of this Lease,

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

including the right of first refusal stated herein, to the same force and effect as if purchaser had been in the original party hereto.

     7.   TAXES AND ASSESSMENTS

          7.1  TENANT'S PAYMENT

     Tenant covenants and agrees to bear, pay and discharge, before delinquency thereof, all taxes and assessments, general and special, which may be taxed, charged, levied, assessed or imposed upon or against or be payable for or in respect of the Premises or any part thereof or the improvements at any time thereon, except for Landlord's income and franchise taxes. Taxes and assessments for the year in which the term of this Lease commences, and for the year in which this Lease expires or terminates, shall be prorated between Landlord and Tenant as of such date of commencement, expiration or termination. In the event the amount of such taxes and assessments for the year of termination cannot be ascertained as of said date of termination, proration shall be made on the basis of the taxes and assessments for the preceding year.

          7.2  RIGHT TO CONTEST

     Tenant shall have the right, in its or Landlord's name, to contest the validity of any tax or assessment which Tenant is required to bear, pay and discharge hereunder, by appropriate legal proceeding, provided that Tenant, before instituting any such contest, gives Landlord written notice of its intention to do so. Landlord agrees to cooperate fully with Tenant in good faith during the course of such contest. Tenant shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale therefor, under execution or otherwise, and pay any final judgment enforcing the tax or assessment so contested and thereafter promptly procure record satisfaction thereof.

     8.   INSURANCE

     Tenant shall, at its sole expense, maintain in force fire and extended coverage insurance with respect to the Premises, subject to the approval by the Landlord and is further agreed that the Landlord and Amerika Samoa Bank shall be named as additional insureds on all such policies. The policies shall provide that they may not be canceled or modified for any reason without fifteen (15) days' prior written notice to Landlord. In connection with such insurance, Tenant shall apply to such insurer to have such insurer waive in writing all rights and subrogations which such insurer might have otherwise acquired, if at all, against Landlord and/or Tenant. Landlord and Tenant each herewith and hereby releases and relieves the other and waives its entire right of

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

recovery against the other for loss or damage arising out of or incident to the perils described in such policies which occur in, on or about the Premises, whether due to the negligence of either party, their agents or employees or otherwise and whether or not such insurance is in effect as of the date of any damage. The waivers provided for herein shall be applicable and effective only in the event such waivers are obtainable from the insurance carriers concerned.

      9. MAINTENANCE - REPAIR OF DAMAGE - DESTRUCTION

          9.1  MAINTENANCE

     Tenant covenants and agrees that it will during the term of this Lease keep and maintain the Premises and all improvements thereon, equipment, fixtures and appliances therein, and all appurtenances thereto in good condition and repair, ordinary wear and tear excepted, and keep the same free from trash, nuisance or danger of fire and in all respects and at all times use and maintain the Premises so as to fully meet and comply with all health and policy regulations and the ordinances and all other laws now in force or which may hereafter be enacted which affect the Premises.

          9.2  REPAIRS

     In the event of damage to or destruction of the Premises by fire or other casualty, Tenant, at its sole expense, shall promptly restore the Premises as nearly as possible to the condition thereof prior to such damage or destruction. All insurance proceeds received by Tenant pursuant to the provisions of this Lease, less the cost of recovery, if any, shall be held in trust and applied to the payment of such restoration as such restoration progresses; provided, however, if Tenant determines, in its sole discretion, that restoration is not economically feasible then Tenant shall have the right to terminate this Lease and shall have no further obligations hereunder provided Tenant assigns to Landlord all insurance proceeds received by Tenant as described above.

     10.  ALTERATIONS

     Tenant shall have the right to make changes or alterations in the building located on the Premises, or to construct improvements on the Premises; provided, however, that Tenant shall not make any alterations, additions or deletions to the building located on the Premises if such alteration, addition or deletion shall (i) convert the building located on the Premises to a structure which is not complete, self-contained, operating unit; (ii) be a structural change in the building; (iii) diminish or reduce the parking area of the Premises below that required by local ordinances. Notwithstanding the foregoing, Tenant may make such structural changes, alterations, additions or deletions as are ap-proved in advance by Landlord, which approval may not be unreasonably withheld or delayed. If Landlord fails to respond within thirty (30) days to any request submitted by Tenant under this Section 11, such request shall be deemed approved by Landlord.

     11.  LIENS

     Tenant shall not do or suffer anything to be done whereby the Premises or any part thereof may be encumbered by any mechanic's or similar lien and if, whenever and as often as any mechanic's or similar lien is filed against said Premises, done by, for or under the authority of Tenant or anyone claiming by, through or under Tenant, Tenant shall discharge the same of record, within twenty (20) days after the date of filing.

     12.   CONTEST OF LIEN CLAIMS

     Tenant shall have the right to contest any such mechanic's or other lien claim filed against the Premises or any part thereof, if within such (20) day period it notifies Landlord of its intention to do so, provided that Tenant shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale of the Premises under execution or otherwise, and pay or otherwise satisfy any final judgment adjudicating or enforcing such contested mechanic's or other lien claim and thereafter promptly procure record release and satisfaction thereof. Landlord agrees to cooperate fully with Tenant in good faith during the course of such contest.

     13.   UTILITIES

     All light, power, water, sewerage, trash removal, and other utilities and utility services used in, on or about the Premises shall be paid for by Tenant and shall be contracted for by Tenant in its own name.

     14.   INDEMNITY

          14.1  INDEMNIFICATION OF LANDLORD

     Tenant agrees to indemnify and save Landlord harmless from and against all liability, and all loss, cost and expense, including reasonable attorneys' fees, arising out of Tenant's operation, maintenance, management and control of the Premises or in connection with (i) any loss, injury or damage whatsoever caused to or by any person, including, but not limited to, Tenant, its employees, agents or business invitees, or property, including Tenant's property, arising out of any occurrence on the Premises, (ii) any breach of this Lease by Tenant,
(iii) any act or omission of Tenant, its em-

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

ployees, agents or business invitees occurring in, on or about the Premises.

           14.2  INDEMNIFICATION OF TENANT

     Landlord agrees to indemnify and save Tenant harmless from and against all liability and all loss, cost and expense, including reasonable attorneys' fees, arising out of Landlord's operation, maintenance, management and control of the property on which the Premises are located or in connection with (i) any loss, injury or damage whatsoever caused to or by any person, including, but not limited to, Landlord, its employees, agents or business invitees, or property, including Landlord's property arising out of any occurrence on the property on which the Premises are located, (ii) any breach of this Lease by Landlord or
(iii) any act or omission of Landlord, its employees, agents or business invitees occurring in, on or about the property on which the Premises are located.

     15.   FIXTURES

     Tenant may install on the Premises its fixtures, improvements and/or equipment and, at the termination of this Lease, Tenant shall have the right to remove fixtures, improvements and/or equipment owned by Tenant.

     16.   CONDITION OF PREMISES AT END OF TERM

     At the end of the lease term, Tenant shall leave and deliver the Premises in as good a condition and substantial repair as they now are with the exception of usual wear and tear, fire, the elements, acts of God, civil riot, war, insurrection or other unavoidable casualty.

     17.  USE

     Tenant shall not use or occupy or permit the Premises or any part thereof to be used or occupied for any unlawful business, use or purpose.

     18.   QUIET ENJOYMENT

     Landlord covenants and warrants that it has good and marketable fee simple title to the Premises, that it has full right and lawful authority to enter into this Lease for the full term hereof, that Tenant will be put in possession of the Premises when Tenant desires and is entitled hereunder, and that Tenant, upon paying the rent and performing all of the terms, conditions and provisions of this Lease to be performed by Tenant, shall peacefully and quietly have, hold and enjoy the Premises for the full term of this Lease, and any extension thereto, subject to the provisions herein contained; provided, however, that the Premises may be subject

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

to the easements, covenants, agreements, encumbrances and restrictions of record on the date of this Lease.

     19.  SIGNS

     Tenant may, at Tenant's own risk, lawfully erect signs concerning the business of Tenant or displaying Tenant's name on the parking area and building on the Premises, and the roof thereof, if permitted by local regulations, but in doing so Tenant agrees to maintain said signs in a good state of repair, save Landlord harmless from any loss, cost or damage as a result of the erection, maintenance, existence or removal of the same and shall repair any damage which may have been caused by the erection, existence, maintenance or removal of such signs.

     20.   PERSONAL PROPERTY

     All personal property of every kind or description that may at any time be in the Premises shall be at Tenant's sole risk, or at the risk of those claiming under Tenant, and Landlord shall not be liable for any damage to said property or loss suffered by the business or occupation of Tenant caused in any manner whatsoever, except as may result from and be caused by the negligence of Landlord or its agents or employees.

     21.  WASTE

     Tenant shall use and occupy the Premises in a careful, safe and lawful manner and not commit waste therein.

     22.   NON-WAIVER

     No waiver of any breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof.

     23.  DEFAULT

     The following shall constitute a default under this Lease:

          (i) Failure by Tenant to pay an installment of rent or other sums required by Tenant to be paid under this Lease within ten (10) days after written notice from Landlord;

          (ii) Failure by Tenant or Landlord to perform any nonmonetary covenant under this Lease within thirty (30) days after written notice from the non-defaulting party stating the nature of the default, provided that if the

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

     nature of such default, other than for nonpayment of rent or other sums, is such that the same cannot reasonably be cured within such thirty-day period, such shall not be deemed to be a default if, within such period, a cure of such default is commenced and thereafter diligently prosecuted to completion.

     If default shall be made by Tenant in the payment of rent or in the performance of any of the conditions of this Lease, Landlord shall have the right to reenter said Premises and remove Tenant and all other persons therefrom, and shall have the option of terminating this Lease; provided, however, that such rights of reentry and termination may be exercised by Landlord in accordance with law, and only in the event that the breach or other default of Tenant shall have continued for thirty (30) days after written notice thereof and Landlord's intention to terminate has been furnished to Tenant in writing at the foregoing address, by registered or certified mail. If default be made by Tenant and if Landlord exercises its option to terminate as herein provided, then Landlord shall proceed to rerent the Premises at the highest and best offer received by it for the unexpired portion of this Lease and if the amount of rental herein agreed to be paid by Tenant is more than the amount received, then Tenant shall thereupon pay said difference to Landlord, in cash as the same becomes due on the first day of each month, as Landlord's liquidated damages for such breach.

     If default shall be made by Landlord in the performance of the conditions of this Lease, and shall have continued for thirty (30) days after written notice thereof has been furnished to Landlord in writing by registered mail, then Tenant, in addition to all other remedies now or hereafter afforded or provided by law, may cancel this Lease or may at its election perform such condition on behalf of Landlord, or make good any such default, and any amount tenant shall advance pursuant thereto shall be repaid by Landlord to Tenant on demand together with interest at the rate of 12% per annum and if Landlord shall not repay any such amount, Tenant may deduct the same from the next installment or installments of rent to accrue under this Lease.

     24.   CONDEMNATION

     If the whole of the Premises, or if such portion of the facilities and building improvements comprising part of the Premises as may be required for the reasonable use of the Premises, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease, at the option of Tenant, shall automatically terminate as of the date of any final judgment entered under such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. In the event Tenant does not exercise such right to terminate this Lease, this Lease shall continue and Tenant

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

shall continue in possession of the remainder of the Premises under the terms herein provided, except that the monthly rent payable herein shall be reduced in proportion to the amount of land area of the Premises so taken. Tenant shall have the right to recover from any condemning authority that portion of any award attributed to Tenant's leasehold interest.

     25.  NOTICES

     All notices required hereunder shall be in writing and may be personally delivered or mailed by certified or registered mail, addressed to the respective parties, and all notices, demands or other writing to be made, given or sent hereunder, or which may be so given or made or sent by any party to the other shall be deemed to have been fully given or made when personally delivered or if mailed, three (3) days following the deposit thereof in the United States mail, registered or certified, postage prepaid, and addressed to the respective parties as follows:

          Landlord:  Ottoville Development Co.
                     Attention:  Dave O. Haleck
                     P.O. Box 670
                     Pago Pago, American Samoa 96799

          Tenant:    Cost-U-Less
                     Attention:  Jim Rose
                     12410 SE 32nd Street
                     Bellevue, WA 98005

     Any party may change the address to which notices are to be given by giving notice as above provided.

     26.   ASSIGNMENT AND SUBLEASE

     Tenant shall have the right to sublease or assign all or any part of the Premises without the consent of Landlord, as long as the Sublessee or Assignee is in the same or similar retail business as the Tenant. Any violation of this provision shall be a default under section 23, of this Lease.

     27.   SUCCESSORS AND ASSIGNS

     This Lease shall run with the land and shall be binding upon and inure to the benefit of the heirs, successors, administrators and assigns of the parties hereto.

     28.   NON-MODIFICATION

     It is mutually agreed that the covenants and conditions herein contained are the full and complete terms of this Lease and that no alterations, amendments or modifications of the same shall be binding unless first reduced to writing and signed by both parties hereto.

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

     29.   MEMORANDUM OF LEASE

     It is mutually agreed that this Lease will not be recorded, but that the parties will execute a written memorandum acknowledging the tenancy which may be recorded in the records of Territorial Registrar.

     30.   ATTORNEYS' FEES

     In the event of any action or proceeding to enforce any provision of this Lease, the prevailing party shall be entitled to reasonable attorneys' fees and all costs and expenses expended or incurred in connection with such action or proceeding.

     31.   EFFECT OF INVALIDITY

     If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of the terms and provisions to persons and circumstances other than those to which it had been held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     32.   APPLICABLE LAW

     This Lease shall be governed by and construed in accordance with the laws of the Territory of American Samoa.

     33.   HOLD-OVER

     The Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be for an indefinite period of time on a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the Territory of American Samoa. During such tenancy Tenant agrees to pay to Landlord the same rate of rental as set forth herein, unless a different rate is agreed upon, and to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable.

     34.   ENVIRONMENTAL

           34.1  LANDLORD'S WARRANTIES

     Landlord warrants and represents that any use, storage, treatment, or transportation of Hazardous Substances, as defined in Section 35.4 below, which has occurred in or on the Premises prior to the date hereof has been in compliance with all applicable federal, state and local laws, regulations and ordinances. Landlord additionally warrants and represents that no release, leak, discharge, spill, disposal or emission of Hazardous Substances has occurred in, on or under the Premises, and that the Premises are free of Hazardous Substances as of the date hereof.

           34.2  LANDLORD'S  INDEMNITY

     Landlord agrees to indemnify and hold harmless Tenant from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the lease term from or in connection with the presence of Hazardous Substances in or on the Premises, unless Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Tenant, Tenant's agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision, unless the Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Tenant, Tenant's agents, employees, contractors or invitees. This indemnification shall specifically include any and all costs due to Hazardous Substances which flow, diffuse, migrate or percolate into, onto or under the Premises after the lease term commences.

           34.3  TENANT'S INDEMNITY

     Tenant agrees to indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the lease term, from or in connection with the presence or suspected presence of Hazardous Substances in or on the Premises as a result of the operation of Tenant's business, unless the Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Landlord, Landlord's agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision, unless the Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Landlord, Landlord's agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision, unless the Hazardous Substances are present solely as a result of negligence, willful misconduct or other acts of Landlord, Landlord's agents, employees, contractors or invitees.

           34.4  HAZARDOUS  SUBSTANCES

     As used herein, "Hazardous Substances" shall mean any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous, toxic or radioactive substance or other similar term by any federal, state or local environmental statute, regulation or ordinance presently in effect or that may be promulgated in this future as such statutes, regulations and ordinances may be amended from time to time.

     35.   NEGOTIATION  AND  CONSTRUCTION

     This Agreement and each of the terms and provisions hereof are deemed to have been explicitly negotiated between the parties, and the language in all parts of this Agreement shall, in all cases, be construed according to its fair meaning and not strictly for or against either party.

     DATED this 28th day of April, 1994.

                                   LANDLORD:

                                   OTTOVILLE DEVELOPMENT COMPANY

                                    /s/ Dave O. Haleck
                                   ------------------------------
                                   Dave O. Haleck


                                   TENANT

                                   COST-U-LESS, A WASHINGTON CORPORATION

                                   By:  /s/ Michael J. Rose
                                      ----------------------------
                                      Name:  Michael J. Rose
                                      Title: C.E.O.

                            )
TERRITORY OF AMERICAN SAMOA )
                            ) ss.
COUNTY OF TUALAUTA          )
____________________________)

     On this 28th day of April, 1994, before me, the undersigned, a Notary Public in and for the Territory of American Samoa, duly commissioned and sworn, personally appeared Dave O. Haleck, to me known to be the person who signed as Vice President of Ottoville Development Company, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.



                                               /s/ Catherine D. Tholosega
                                              ----------------------------
                                              (Signature of Notary)


                                               CATHERINE D. THOLOSEGA
                                              ----------------------------
                                              (Print or stamp name of Notary)

                                              NOTARY PUBLIC in and for the
                                              Territory of American Samoa
                                              My Appointment Expires: 12/31/94
                                                                      --------

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )
__________________  )

     On this 15 day of April, 1994, before me, the undersigned, a Notary Public in and for the State of Washington duly commissioned and sworn, personally appeared Michael J. Rose, to me known to be the person who signed as CEO of COST-U-LESS, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated the uses and purposes therein mentioned, and on oat, stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                               /s/ Stacey Loe
                                              ----------------------------
                                              (Signature of Notary)


                                               STACEY LOE
                                              ----------------------------
                                              (Print of stamp name of Notary)

                                              NOTARY PUBLIC in and for the
                                              State of Washington
                                              My appointment Expires: 03-25-98
                                                                      --------

December 23, 1993 Revised: Jan. 2.1995
                  --------------------

Mr. Jim Rose
Chairman
Cost U Less
1810 15th Place N.W.
Suite 203
Issaquah, Wa 98027

Dear Jim,

I propose the following changes to our agreed terms of a ten (10) year lease and two (2) five (5) year options. New proposed lease term is a fifteen (15) year lease with one (1) five (5) year option.

A 32,055 sq. ft. building is proposed.
  ------

Lease payments will be set up as follows.

Year 1-2 or 24 months.. $1.00 per square foot x 32,055 s.f. = $32,055. per
                                                ------        -------
month.

Year 3-5 or 36 months.. $1.10 per square foot x 32.055 s.f. = $35,260.50 per
                                                ------        ----------
month.

Year 6-7 or 24 months.. $1.20 per square foot x 32,055 s.f. = $38,466. per
                                                ------        --------
month.

Year 8-10 or 36 months.. $1.30 per square foot x 32,055 s.f. = $41,671.50 per
                                                 ------        ----------
month.

Year 11-12 or 24 months.. $1.40 per square foot x 32,055 s.f. = $44,877. per
                                                  ------        --------
month.

Year 13-15 or 36 months.. $1.50 per square foot x 32,055 s.f. = $48,082.50 per
                                                  ------        ----------
month.

Year 16-17 or 24 months.. $1.60 per square foot x 32,055 s.f. = $51,288. per
                                                  ------        -------
month.

Year 18-20 or 30 months.. $1.70 per square foot x 32,055 s.f. = $54,493.50 per
                                                                ----------
month.

In addition, a Stand By Letter of Credit is to be established with Amerika Samoa Bank by Cost U Less in the name of Ottoville Dev. Co. for $384.660. The Letter
                                                          --------
of Credit shall be in place for a term not less than seven (7) years. After the seven (7) year period, annual reductions of $100,000 per year is allowed by Ottoville Dev. Co. By year ten (10) the Stand By Letter of Credit shall be discontinued.

I look forward to your early reply.

Regards,


/s/ Dave Haleck

Dave Haleck
Vice President

                          LEASE  AGREEMENT  SUPPLEMENT
                          ----------------------------

     This Lease Supplement dated April 10th, 1997, between Ottoville Development Company ("Landlord) having an address of P.O. Box 670, Pago Pago, American Samoa 96799 and COST U LESS, a Washington Corporation ("Tenant") having an address of 12410 SE 32 No. Street, Bellevue, Washington 98005.

     In consideration of the rents and mutual covenants, as set forth in the primary lease herein between the Landlord and Tenant entered March 1, 1995, it is hereby further agreed as follows:

  That the actual commencement date as set forth on 2. Term, of the said Lease Agreement shall be March 1, 1995 and the term of the lease shall end on February 28, 2005.

     (2) That the actual floor space leased herein is 32,055 square feet.

     (3) That the rent schedule herein shall be based upon the floor space of 32,055 square feet and paid as follows:

 .        Year 1-2 or 24 months. $1.00 per square foot x
32,055 s.f.  = $32,055.00 per month.
 .        Year 3-5 or 36 months. $1.10 per square foot x
32,055 s.f.  = $35,260.50 per month.
 .        Year 6-7 or 24 months. $1.20 per square foot x
32,055 s.f.  = $38,466.00 per month.
 .        Year 8-10 or 36 months. $1.30 per square foot x
32,055 s.f.  = $41,671.50 per month.
 .        Year 11-12 or 24 months. $1.20 per square foot x
32,055 s.f.  = $44,877.00 per month.
 .        Year 13-15 or 36 months. $1.30 per square foot x
32,055 s.f.  = $48,082.50 per month.
 .        Year 16-17 or 24 months. $1.20 per square foot x
32,055 s.f.  = $51,288.00 per month.
 .        Year 18-20 or 36 months. $1.30 per square foot x
32,055 s.f.  = $54,493.50 per month.

       (4) The Stand By Letter of Credit is to be established with Bank of Hawaii by Cost U Less in the name of Ottoville Development Company for $384,660.00. The Letter of Credit shall be in place for a term not less than seven (7) years. After the seven (7) years period, annual reductions of $100,000 per year is allowed by Ottoville Development Company and by year ten (10) the Stand By Letter of Credit shall be discontinued and it is further agreed, that the Tenant will bear the cost to have this credit facility in place for the first four (4) years; thereafter, the Tenant shall invoice the Landlord for the following four (4) years for the cost of maintaining this credit facility in a sum not to exceed $1,600.00 a year or $6,400.00 for four
(4) years.

                                   LANDLORD:

                                   OTTOVILLE DEVELOPMENT COMPANY

                                    /s/ Dave O. Haleck
                                   ------------------------------
                                   Dave O. Haleck
                                   President

                                   TENANT

                                   COST-U-LESS, A WASHINGTON CORPORATION

                                      /s/ Michael J. Rose
                                      ----------------------------
                                      MICHAEL J. ROSE
                                      Chief Executive Officer


TERRITORY OF AMERICAN SAMOA )
                            ) ss.
COUNTY OF TUALAUTA          )
____________________________)

     On this 10th day of April, 1997, before me personally appeared DAVE HALECK, President of OTTOVILLE DEVELOPMENT COMPANY, to me known to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same as his free act and deed, in behalf of OTTOVILLE DEVELOPMENT COMPANY.

     In Witness Whereof I have hereunto set my hand and official seal.



                                               /s/ Catherine D. Tholosega
                                              ----------------------------
                                              NOTARY PUBLIC
                                              My Commission Expires: 12/31/98
                                                                     --------

STATE OF WASHINGTON )
                    ) ss
COUNTY OF KING      )
__________________  )

     On this 7th day of April, 1997, before me personally appeared MICHAEL J. ROSE, Chief Executive officer of COST U LESS, A WASHINGTON CORPORATION, to me known to be the person described in and who executed the foregoing instrument and acknowledged to me that he executed the same as his free act and deed, in behalf of COST U LESS, A WASHINGTON CORPORATION.

     In witness whereof I hereunto set my hand and official seal.

                                               /s/ Judy A. Ward
                                              ----------------------------
                                              NOTARY PUBLIC
                                              My Commission Expires:

                                              [OFFICIAL SEAL OF JUDY A. WARD]